Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Debt

18.	DEBT
Short-term debt and current portion of long-term debt consists of the following:

	December 31,
	2015	2014 (i)
	(millions)
3-year term loan facility expires 2015	$—	$1
1-year term loan facility matures 2016	587	—
Current portion of 7-year term loan facility expires 2018	22	17
5.625% senior notes due 2015	—	148
Fair value adjustment on 5.625% senior notes due 2015	—	1
4.125% senior notes due 2016	300	—
Short-term borrowing under bank overdraft arrangement	79	—
	$988	$167

(i)
As described in Note 2, following retrospective application of ASU 2015-03, ‘Simplifying the Presentation of Debt Issuance Costs’, debt issuance costs related to a recognized debt liability are now reported in the balance sheet as a direct deduction from the face amount of that liability. 2014 balances have been reclassified accordingly.

Long-term debt consists of the following:

	December 31,
	2015	2014 (i)
	(millions)
7-year term loan facility expires 2018	$218	$240
Revolving $800 million credit facility	467	—
4.125% senior notes due 2016	—	299
6.200% senior notes due 2017	394	393
7.000% senior notes due 2019	186	186
5.750% senior notes due 2021	495	494
4.625% senior notes due 2023	247	247
6.125% senior notes due 2043	271	271
	$2,278	$2,130

(i)
As described in Note 2, following retrospective application of ASU 2015-03, ‘Simplifying the Presentation of Debt Issuance Costs’, debt issuance costs related to a recognized debt liability are now reported in the balance sheet as a direct deduction from the face amount of that liability. 2014 balances have been reclassified accordingly.

Guarantees
All direct obligations under the 5.625%, 6.200% and 7.000% senior notes are guaranteed by Willis Towers Watson, Willis Netherlands B.V., Willis Investment UK Holdings Limited, TA I Limited, Trinity Acquisition plc (formerly Trinity Acquisition Limited) and Willis Group Limited.
All direct obligations under the 4.625% and 6.125% senior notes are guaranteed by Willis Towers Watson, Willis Netherlands Holdings B.V., Willis Investment UK Holdings Limited, TA I Limited, Willis North America Inc. and Willis Group Limited.
All direct obligations under the 4.125% and 5.750% senior notes are guaranteed by Trinity Acquisition plc (formerly Trinity Acquisition Limited), Willis Netherlands Holdings B.V., Willis Investment UK Holdings Limited, TA I Limited, Willis North America Inc. and Willis Group Limited.

$800 million revolving credit facility
On July 23, 2013, Legacy Willis entered into an amendment to its existing credit facilities to extend both the amount of financing and the maturity date of the facilities. As a result of this amendment, the revolving credit facility was increased from $500 million to $800 million. The maturity date on both the revolving credit facility and the $300 million term loan was extended to July 23, 2018, from December 16, 2016, respectively. At the amendment date, Legacy Willis owed $281 million on the term loan and there was no change to this amount as a result of the refinancing. On February 27, 2015, Trinity Acquisition plc (formerly Trinity Acquisition Limited), a wholly-owned subsidiary of Willis Towers Watson plc, entered into an amendment to the $800 million revolving credit facility permitting Willis Securities, Inc. (‘WSI’), another wholly-owned subsidiary of Willis Towers Watson, to incur up to $400 million of indebtedness under this facility for the purpose of investing in certain underwritten securities in the ordinary course of WSI’s business. Drawings under the $800 million revolving credit facility bear interest at LIBOR plus a margin of 1.25% to 2.00% based upon the Company’s guaranteed senior unsecured long-term debt. A 1.50% margin applies while the Company’s debt rating remains BBB-/Baa3. As of December 31, 2015, $467 million was outstanding under this revolving credit facility (December 31, 2014: $nil).
7-year term loan facility
The 7-year term loan facility expiring 2018 bears interest at LIBOR plus 1.50% and is repayable in quarterly installments and a final repayment of $186 million is due in the third quarter of 2018. In 2015, Legacy Willis made $17 million of mandatory repayments against this 7-year term loan (2014: $15 million).
1-year term loan facility

On November 20, 2015, Legacy Willis entered into a 1-year term loan facility. The 1-year term loan has two tranches: one of €550 million, of which €544 million ($592 million) has been utilized, and the other of $400 million which was not utilized at December 31, 2015. The €550 million tranche was used to finance the acquisition of Gras Savoye and the $400 million tranche was drawn on January 4, 2016 (i.e. after the balance sheet date) and used to re-finance debt held by Legacy Towers Watson which became due on acquisition (refer to Note 31, Subsequent Events for further details). The term loan facility matures one year following the first date that either tranche of term loans is made, which will be on December 19, 2016. Advances under the credit facility bear interest at a rate equal to, for Eurocurrency Rate Loans in US dollars, LIBOR or EURIBOR, plus an applicable margin of 1.25% to 2.00%, based upon the Company’s guaranteed, senior-unsecured long term debt rating. A 1.50% margin applies while the Company’s debt rating remains BBB-/Baa3. The amount outstanding as of December 31, 2015 was $592 million and is included in the current portion of long-term debt on the consolidated balance sheets. $592 million outstanding amount is gross of $5 million debt fees related to the 1-year term loan facility.
WSI revolving credit facility
On March 3, 2014, WSI entered into a $300 million revolving note and cash subordination agreement available for drawing from March 3, 2014 through March 3, 2015. The aggregate unpaid principal amount of all advances is repayable on or before March 3, 2016.

On April 28, 2014, WSI. entered into an amendment to the $300 million revolving note and cash subordination agreement to increase the amount of financing and to extend both the end date of the original credit period and the original repayment date. As a result of this amendment, the revolving credit facility was increased from $300 million to $400 million.
The end date of the credit period was extended to April 28, 2015 from March 3, 2015 and the repayment date was extended to
April 28, 2016 from March 3, 2016.

On February 27, 2015, WSI entered into a second amendment to the revolving note and cash subordination agreement. This amendment included all of the following: (i) the end date of the credit period was extended to April 28, 2016 and the repayment date was extended to April 28, 2017; (ii) WSI was permitted to incur up to $400 million in indebtedness under the $800 million revolving credit facility held by Trinity Acquisition plc (formerly Trinity Acquisition Limited), and (iii) WSI now has the ability to borrow in Euro, Japanese yen and other approved currencies subject to a reserve for foreign currency fluctuation.

Proceeds under the credit facility will be used for regulatory capital purposes related to securities underwriting only, which will allow WSI to meet or exceed capital requirements of regulatory agencies, self-regulatory agencies and their clearing houses, including the Financial Industry Regulatory Authority. Advances under the credit facility bear interest at a rate equal to LIBOR plus a margin of 1.50% to 2.25%, plus 1.00%, plus 0.5% to 1.25%, in each case, based upon the Company’s guaranteed senior-unsecured long-term debt rating. A margin of 1.75% applies while the Company’s debt rating remains BBB-/Baa3.

As of December 31, 2015 $nil was outstanding under this credit facility (December 31, 2014: $nil).

The agreements relating to Legacy Willis’ 7-year term loan facility expiring 2018, the revolving credit facility, and the 1-year term loan facility expiring 2016 contain requirements not to exceed certain levels of consolidated funded indebtedness in relation to consolidated EBITDA and to maintain a minimum level of consolidated EBITDA to consolidated cash interest expense, subject to certain adjustments. In addition, the agreements relating to Legacy Willis’ credit facilities and senior notes include, in the aggregate, covenants relating to the delivery of financial statements, reports and notices, limitations on liens, limitations on sales and other disposals of assets, limitations on indebtedness and other liabilities, limitations on sale and leaseback transactions, limitations on mergers and other fundamental changes, maintenance of property, maintenance of insurance, nature of business, compliance with applicable laws, maintenance of corporate existence and rights, payment of taxes and access to information and properties. At December 31, 2015, Legacy Willis was in compliance with all financial covenants.
Senior Notes
On August 15, 2013, Legacy Willis issued $250 million of 4.625% senior notes due 2023 and $275 million of 6.125% senior notes due 2043. The effective interest rates of these senior notes are 4.696% and 6.154%, respectively, which include the impact of the discount upon issuance.

On July 25, 2013, Legacy Willis commenced an offer to purchase for cash any and all of its 5.625% senior notes due 2015 and a portion of its 6.200% senior notes due 2017 and its 7.000% senior notes due 2019 for an aggregate purchase price of up to $525 million. On August 22, 2013, the proceeds from the issue of the senior notes due 2023 and 2043 were used to fund the purchase of $202 million of 5.625% senior notes due 2015, $206 million of 6.200% senior notes due 2017 and $113 million of 7.000% senior notes due 2019.

Legacy Willis incurred total losses on extinguishment of debt of $60 million during the year ended December 31, 2013. This was made up of a tender premium of $65 million, the write-off of unamortized debt issuance costs of $2 million and a credit for the reduction of the fair value adjustment on 5.625% senior notes due 2015 of $7 million.
Lines of credit
The Company also has available $2 million (2014: $3 million) in lines of credit, of which $1 million was drawn as of December 31, 2015 (2014: $1 million).
Short term borrowings under bank overdraft arrangement
On December 31, 2015, Legacy Willis consolidated $79 million under a bank overdraft arrangement undertaken by Gras Savoye. This borrowing had been entered into by Gras Savoye in the ordinary course of its insurance broking operations and was repaid on January 11, 2016.

Analysis of interest expense
The following table shows an analysis of the interest expense for the years ended December 31:

	Year ended December 31,
	2015	2014	2013
	(millions)
5.625% senior notes due 2015	$5	$8	$12
4.125% senior notes due 2016	13	13	13
6.200% senior notes due 2017	25	25	33
7.000% senior notes due 2019	14	14	18
5.750% senior notes due 2021	30	30	29
4.625% senior notes due 2023	11	11	4
6.125% senior notes due 2043	16	16	6
7-year term loan facility expires 2018	5	5	6
Revolving $800 million credit facility	6	3	2
WSI revolving credit facility	2	4	—
Other (i)	15	6	3
Total interest expense	$142	$135	$126

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(i) Other interest expense for the year ended December 31, 2015 includes an $11 million unwind of the discount on contingent and deferred consideration (2014: $3 million, 2013:$nil ).